FIRST AMENDMENT TO EMPLOYMENT AND NONCOMPETITION AGREEMENT

This First Amendment to the Employment and Noncompetition Agreement (this “Amendment”), effective as of April 30, 2013, is made by and between Gramercy Property Trust Inc. f/k/a Gramercy Capital Corp., a Maryland corporation (the “Employer”), and Gordon F. DuGan (“Executive”).

WHEREAS, the Employer and Executive entered into that certain Employment and Noncompetition Agreement dated as of July 1, 2012 (the “Employment Agreement”);

WHEREAS, pursuant to Section 12 of the Employment Agreement, the Employer and Executive desire to amend the Employment Agreement to reduce the amount of the Signing Bonus as set forth in this Amendment; and

WHEREAS, unless the context requires otherwise, capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Employment Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Employer and Executive agree as follows:

1.           The last sentence of Section 3(b) of the Employment Agreement is hereby amended and restated in its entirety as follows to provide that Executive’s Signing Bonus is reduced from $400,000 to $200,000, the full amount of which was payable and previously paid on July 1, 2012:

“In lieu of a bonus for 2012, the Employer shall pay Executive a signing bonus of $200,000 (the “Signing Bonus”), all of which was payable and previously paid as of the Effective Date.”

2.           Except as expressly amended hereby, the Employment Agreement continues in full force and effect in accordance with its terms.

3.           This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

4.           This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

EMPLOYER:

GRAMERCY PROPERTy TRUST INC.

By:	/s/ Jon W. Clark
Name:	Jon W. Clark
Title:	Chief Financial Officer and Treasurer

EXECUTIVE:

/s/ Gordon F. DuGan
Gordon F. DuGan

[Signature Page to First Amendment to Employment and Noncompetition Agreement]